                                                                   EXHIBIT 10.18

                         Schedule of Omitted Documents
                        and Material Details Regarding
                   Severance Agreements of Certain Officers
                    of Santa Anita Realty Enterprises, Inc.
                       and Santa Anita Operating Company


     The persons listed below have entered into substantially identical forms of Severance Agreements, effective as of the dates listed opposite their names.
The form of Severance Agreement is incorporated by reference to Exhibit 10.22 to the Joint Annual Report on Form 10-K of Santa Anita Realty Enterprises, Inc. and Santa Anita Operating Company for the year ended December 31, 1992.


              William C. Baker                   August 16, 1996
              Clifford C. Goodrich               October 1, 1992
              Thomas S. Robbins                  October 1, 1992
              Mark T. Stephens                   December 15, 1994
              Kathryn J. McMahon                 November 28, 1994
              Brian L. Fleming                   May 11, 1994